UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported):  June 27, 2016

Harley-Davidson, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices (zip code))

(414) 342-4680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Tonit M. Calaway, Vice President, Human Resources of Harley-Davidson, Inc. (the “Company”), has provided notice that she will be leaving the Company effective July 8, 2016 to accept other employment. The Company has promoted Tchernavia Rocker, currently General Manager, Human Resources of Harley-Davidson Motor Company, to succeed Ms. Calaway.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.
Dated: July 1, 2016

	By:	/s/ Rebecca W. House
Rebecca W. House
Assistant Secretary